UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2009 (April 15, 2009)

Date of Report (Date of earliest event reported)

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction)

0-32593

(Commission File Number)

73-1599600

(IRS Employer Identification No.)

800 N. Church Street, Suite C, Palestine, Texas, 75801

(Address of principal executive offices)

(903) 723-0395

Registrant’s telephone number, including area code

__________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01

Other Events

On March 31, 2009, Wentworth Energy, Inc. (the “Company”) filed a Notification of Late Filing on Form 12b-25 in respect of its Annual Report for the year ended December 31, 2008, to seek relief under Rule 12b-25 from the prescribed March 31, 2009 due date for the Annual Report.  In that Notification, the Company reported that it had not yet received a reserve report, which includes estimates of the value of its oil and gas reserves as of December 31, 2008 and estimates of its future revenues therefrom, from its independent petroleum engineers.  This reserve report is required for the completion of the Company’s financial statements for the year ended December 31, 2008 and its Annual Report on Form 10-K.

The Company has not yet received a reserve report and accordingly was not able to file its Annual Report within the additional 15 days permitted by Rule 12b-25.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2009

WENTWORTH ENERGY, INC.

/s/ Francis K. Ling

Francis K. Ling, Chief Financial Officer